Stein Roe Balanced Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
              Stein Roe Small Company Growth Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                  Supplement to Prospectuses dated May 1, 2000

Effective June 1, 2000, the Stein Roe Balanced Fund, Variable Series, Stein Roe Growth Stock Fund, Variable Series, Stein Roe Small Company Growth Fund, Variable Series and Stein Roe Mortgage Securities Fund, Variable Series will begin offering a new class of shares. The new class of shares will be designated Class B shares. The existing class of shares for these Funds and the Stein Roe Money Market Fund, Variable Series will be designated Class A shares. The classes differ only in that each share class has its own expense structure.


                                                                  June 1, 2000